UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 15, 2007

NOVADEL PHARMA INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32177	22-2407152
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

25 Minneakoning Road

Flemington, New Jersey 08822

(Address of principal executive offices) (Zip Code)

(908) 782-3431

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 15, 2007, NovaDel Pharma Inc. (“NovaDel”), a Delaware corporation, issued a press release to report its financial results for the first quarter ended March 31, 2007. A copy of the press release is furnished pursuant to this Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K.

The Current Report on Form 8-K is being furnished pursuant to Item 2.02 and the press release is being furnished pursuant to Item 9.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events

NovaDel also announced its intent to file a New Drug Application (“NDA”) for zolpidem oral spray as soon as possible in 2007. NovaDel had previously targeted the first half of 2007 for submission of this NDA. Zolpidem is the active ingredient in Ambien®, the leading hypnotic marketed by Sanofi-Aventis.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of NovaDel Pharma Inc. dated May 15, 2007, titled “NovaDel Reports Financial Results for First Quarter 2007.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaDel Pharma Inc.

By:	/s/ Michael E. Spicer
Name:	Michael E. Spicer
Title:	Chief Financial Officer and Corporate Secretary

Date: May 16, 2007